UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: August 1, 2019

ENTEGRA FINANCIAL CORP.

(Exact Name of Registrant as Specified in its Charter)

North Carolina	001-35302	45-2460660
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 One Center Court Franklin, North Carolina		28734
(Address of Principal Executive Offices)		(Zip Code)

(828) 524-7000
(Registrant’s telephone number, including area code) N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value per share	ENFC	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Entegra Financial Corp. (the “Company”) held its 2019 Annual Meeting of Shareholders (the “Annual Meeting”) on Thursday, August 1, 2019 to consider routine annual meeting matters and to consider approval of the Agreement and Plan of Merger, dated April 23, 2019 (the “Merger Agreement”), by and among the Company, First Citizens BancShares, Inc. (“First Citizens”), First-Citizens Bank & Trust Company (“First Citizens Bank”), and FC Merger Subsidiary VII, Inc. (“Merger Sub”), a wholly-owned subsidiary of First Citizens Bank. As of June 21, 2019, the record date for the Annual Meeting, there were 6,922,564 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. Shareholders holding 6,035,605 shares were present at the meeting, in person or represented by proxy.

Set forth below are the final voting results on each of the three matters submitted to a vote of the Company’s shareholders.

Proposal No. 1: Approval of the Merger

The Company’s shareholders approved the Merger Agreement, pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger and becoming a wholly-owned subsidiary of First Citizens Bank, after which the Company will merge with and into First Citizens Bank (the “Second Step Merger” and collectively with the Merger, the “Mergers”), with First Citizens Bank surviving the Second Step Merger (collectively, the “Merger Proposal”). The results of the Merger Proposal were as follows:

For	Against	Abstentions	Broker Non-Vote
5,236,368	9,908	3,043	792,752

Proposal No. 2: Adjournment

Because there were sufficient votes at the Annual Meeting to approve Proposal No. 1, Proposal No. 3 and Proposal No. 4, the vote to approve the adjournment or postponement of the Annual Meeting to a later time and place, including for the purpose of permitting the solicitation of additional proxies in favor of the proposal to approve the Merger Agreement, was not necessary and was not acted upon by the shareholders.

Proposal No. 3: Election of Directors

The Company’s shareholders approved the election of Messrs. Beale, Dunbar and Plemens as directors of the Company, each to serve a three-year term. The results of the director election proposal were as follows:

	For	Against	Abstentions	Broker Non-Vote
Ronald D. Beale	3,838,611	1,404,441	6,267	792,752
R. Matt Dunbar	4,379,574	863,279	6,467	792,752
Roger D. Plemens	4,399,557	844,495	5,267	792,752

Proposal No. 4: Ratification of Auditors

The Company’s shareholders ratified the Board of Directors’ selection of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The results of the auditor ratification proposal were as follows:

For	Against	Abstentions
5,968,190	62,729	4,686

ITEM 7.01	REGULATION FD DISCLOSURE

Press Release

On August 1, 2019, the Company and First Citizens jointly issued a press release announcing the shareholder approval of the Merger Proposal. A copy of the press release is attached hereto as Exhibit 99.1.

The information set forth in this Item 7.01 (including the information in Exhibit 99.1 attached hereto) is being furnished to the SEC and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under the Exchange Act. Such information shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)       Exhibits

Exhibit 99.1      Press release dated August 1, 2019.

Cautionary Notes Regarding Forward-Looking Statements

Certain of the statements made in this Current Report on Form 8-K may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. The words “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” and “estimate,” and similar expressions, are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking. Forward looking statements include statements about the benefits to the Company or First Citizens Bank of the Mergers, the Company’s and First Citizens Bank’s future financial and operating results, their respective plans, objectives, and intentions, and when the Mergers will be completed. All forward-looking statements are subject to known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements to differ materially from any results, performance, or achievements expressed or implied by such forward-looking statements, including, among others, (1) disruption from the Mergers, or recently completed mergers, with customer, supplier, or employee relationships, (2) uncertainties as to the timing of the Mergers, (3) the risk that the proposed transactions may not be completed in a timely manner or at all, (4) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement, including under circumstances that would require a party to pay a termination fee, (5) the failure to obtain or delays in the receipt of necessary regulatory approvals that must be received before the Mergers may be completed, (6) the possibility that the amount of the costs, fees, expenses, and charges related to the Mergers may be greater than anticipated, including as a result of unexpected or unknown factors, events, or liabilities, (7) the failure or delay of the other conditions to the consummation of the Mergers to be satisfied or waived, (8) reputational risk and the reaction of the parties’ customers to the Mergers, (9) the risk of potential litigation or regulatory action related to the Mergers, (10) the risk that the cost savings and any revenue synergies from the Mergers may not be realized or take longer than anticipated to be realized, (11) general competitive, economic, political, and market conditions, and (12) difficulties experienced in the integration of the businesses. Additional factors which could affect the forward-looking statements can be found in reports filed with the Securities and Exchange Commission (“SEC”) by the Company and First Citizens and available on the SEC’s website at http://www.sec.gov. Except as may be required by applicable law, the Company does not undertake any obligation to update or revise any forward-looking statements contained in this communication, which speak only as of the date hereof, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTEGRA FINANCIAL CORP.

Dated: August 1, 2019	By:	/s/ David A. Bright
David A. Bright, Chief Financial Officer